EXHIBIT 21

KB HOME AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

      The following subsidiaries of the KB Home were included in the November 30, 2004 consolidated financial statements:

Percentage of Voting
Securities Owned by the
Registrant or a Subsidiary
of the Registrant
Name of Company
Arizona
KB Home Phoenix Inc.	100
KB Home Sales — Phoenix Inc.	100
KB Home Sales — Tucson Inc.	100
KB Home Tucson Inc.	100
California
BPP Holdings, Inc.	100
Branching Tree Corp.	100
Cable Associates, Inc.	100
Custom Decor, Inc.	100
Kaufman and Broad Communities, Inc.	100
Kaufman and Broad Development Group	100
Kaufman and Broad Embarcadero, Inc.	100
Kaufman and Broad International, Inc.	100
Kaufman and Broad Land Development Venture, Inc.	100
Kaufman and Broad — Monterey Bay, Inc.	100
Kaufman and Broad — Moreno/Perris Valleys, Inc.	100
Kaufman and Broad of Utah, Inc.	100
KBASW Mortgage Acceptance Corporation	100
K&B Bakewell Seaside Venture, LLC	50
KB Holdings One, Inc.	100
KB Home Architecture Inc.	100
KB Home Central Valley Inc.	100
KB Home City Ranch Inc.	100
KB Home Coastal Inc.	100
KB Home Greater Los Angeles Inc.	100
KB Home Holdings Inc.	100
KB Home Insurance Agency, Inc.	100
KB Home Land Company	100
KB Home North Bay Inc.	100
KB Home Patterson, Inc.	100
KB Home Sacramento Inc.	100
KB Home Sales — Northern California Inc.	100
KB Home Sales — Southern California Inc.	100
KB Home San Diego Inc.	100
KB Home South Bay Inc.	100
KBI/Mortgage Acceptance Corporation	100
KBRAC IV Mortgage Acceptance Corporation	100
Kent Land Company	100
Lewis Homes Management Corp.	100
Mather Housing Company, LLC	100
Colorado
KB Home Colorado, Inc.	100

Percentage of Voting
Securities Owned by the
Registrant or a Subsidiary
of the Registrant
Name of Company
Delaware
City Ranch, LLC	100
e.KB, Inc.	100
Estes Homebuilding Co.	100
General Homes Corporation	100
General Homes Development LLC	100
HomeSafe Escrow Company	100
International Mortgage Acceptance Corporation	100
Kaufman and Broad Development Company	100
Kaufman and Broad Limited	100
Kaufman & Broad NexGen, LLC	100
KB Brea Development, LLC	100
KB Home Atlanta LLC	100
KB Home Charlotte LLC	100
KB Home Georgia LLC	100
KB Home Florida LLC	100
KB Home Fort Myers LLC	100
KB Home Illinois Inc.	100
KB Home Indiana Inc.	100
KB Home Jacksonville LLC	100
KB Home North Carolina	100
KB Home Orlando LLC	100
KB Home Raleigh-Durham	100
KB Home Sales — Orlando LLC	100
KB Home Tampa LLC	100
KB Home Treasure Coast LLC
KB Home Wisconsin LLC	100
LDC Arctic LLC	100
LHC Arctic LLC	100
LHE Arctic LLC	100
LHN Arctic LLC	100
LP Arctic LLC	100
Martin Park, LLC	100
Rate One Holdings, Inc.	100
rateOne Home Loans, LLC	100
Florida
KB Home Title Services, Inc.	100
Georgia
Colony Homes L.L.C.	100
KB Homes Sales — Atlanta LLC	100
Village Utilities LLC	100
Illinois
Kaufman and Broad of Illinois, Inc.	100
KB Home Mortgage Company	100
Indiana
Dura-Builders, Inc.	100
Michigan
Keywick, Inc.	100

Percentage of Voting
Securities Owned by the
Registrant or a Subsidiary
of the Registrant
Name of Company
Nevada
Desert Inn Development, LLC	100
HomeSafe Company	100
KB Home Sales — Reno Inc.	100
KB Home Reno Inc.	100
KB Home Nevada Inc.	100
KB Home Sales — Nevada Inc.	100
Lewis Homes — Carlyle Venture L.L.C.	50
New Mexico
KB Home New Mexico Inc.	100
KB Home Sales — New Mexico Inc.	100
New York
KB Home Long Island Inc.	100
South Carolina
KB Home South Carolina LLC	100
PTH Mortgage.com, LLC	100
Texas
Clear Brook Crossing Inc.	100
Clear Brook Crossing Development LP	100
FGMC, INC.	100
Hallmark Residential Group, Inc.	100
Kaufman and Broad Development of Texas, L.P.	100
KB Home Insurance Agency of Texas Holdings Inc.	100
Kaufman and Broad of Texas, Ltd.	100
KB Home Lone Star LP	100
KB Home Laredo LP	100
KBSA, Inc.	100
Quoin Investments, Inc.	100
San Antonio Title Co.	100
Satex Properties, Inc.	100
Vermont
Westview Company	100
France
Gie KB	57.47
Kaufman and Broad Developpement S.A.	57.47
Kaufman and Broad Promotion Maisons Individuelles S.A.	57.47
Kaufman and Broad Renovation S.A.R.L.	57.47
Kaufman & Broad S.A.	57.47
LMP Chancy S.A.R.L.	57.47
Millet S.A.R.L.	57.47
Park S.A.	57.46
SMCI Developpement S.A.	57.47